Exhibit 10.2
Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT NO. 3
TO GAS GATHERING AGREEMENT
FOR THE MERCURY, PANDORA, PLUTO AND SATURN
GAS GATHERING SYSTEMS

THIS AMENDMENT NO. 3 TO GAS GATHERING AGREEMENT FOR MERCURY, PANDORA, PLUTOR AND SATURN GAS GATHERING SYSTEMS (this “Amendment”), dated this June 1, 2019 (“Effective Date”), is made and entered into by and among EQT PRODUCTION COMPANY (“Producer”) and EQT ENERGY, LLC (collectively with Producer, “Shipper”), on the one hand, and EQM GATHERING OPCO, LLC (“Gatherer”). Shipper and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties”.
RECITALS
WHEREAS, Shipper and EQT Gathering, LLC, Gatherer’s predecessor in interest, entered into that certain Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems dated March 1, 2015, as the same was amended, supplemented, and/or modified by (i) that certain Amendment No. 1 to the Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems dated September 18, 2015, by and between the Parties, (ii) that certain Amendment No. 2 to the Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems dated March 2, 2017, by and between the Parties, (iii) that certain side letter agreement dated May 1, 2017, by and between the Parties, (iv) that certain side letter agreement dated December 18, 2017, effective as of January 1, 2018 by and between the Parties, and (v) that certain side letter agreement dated February 1, 2019, by and between the Parties (as amended, supplemented, and/or modified, the “Gathering Agreement”); and
WHEREAS, the Parties desire to amend the Gathering Agreement in accordance with the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT
1.Defined Terms. Capitalized terms used but not defined herein shall have the meaning set forth in the Gathering Agreement.

2.Amendment of Exhibit A-1. Exhibit A-1 to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit A-1 attached hereto.
3.Amendment of Exhibit C. Exhibit C to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit C attached hereto
4.Amendment of Exhibit D-1. Exhibit D-1 to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit D-1 attached hereto.
5.Amendment of Section III.A.1. of Exhibit F. The table set forth in Section III.A.1. of Exhibit F attached to the Agreement is hereby deleted in its entirety and replaced with the revised table set forth in Section III A.1. of Exhibit F attached hereto.
6.Effect. All other terms and conditions of the Gathering Agreement that are not expressly amended or modified in this Amendment remain unchanged and in full force and effect. By executing this Amendment, each Party hereby ratifies the terms of the Gathering Agreement, as modified by this Amendment. The Parties hereby acknowledge and agree that the Gathering Agreement continues in full force and effect, as modified by this Amendment.
7.Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles.
8.Counterparts. This Amendment may be executed in counterparts, including by electronic signature, each of which will be as valid as another and all which together will constitute one and the same instrument. Executed copies of this Amendment will be as valid for all purposes as original versions.
[Signature Page Follows]

IN WITNESS WHEREOF, each Party has caused its duly authorized representative to execute this Amendment as of the Effective Date.

EQT PRODUCTION COMPANY

By: /s/ Gary E. Gould
Name:     Gary E. Gould
Title: COO

EQT ENERGY, LLC

By: /s/ Donald M. Jenkins
Name: Donald M. Jenkins
Title: EVP Commercial, BD, IT & Safety

EQM GATHERING OPCO, LLC

By: /s/ Paul Kress
Name:     Paul Kress
Title: VP

[Signature Page to Amendment No. 3 to Gas Gathering Agreement]

EXHIBIT A-1

RECEIPT POINTS, DELIVERY POINTS AND RECEIPT POINT MDQ

RECEIPT POINTS

System	Receipt Point Meter ID	Receipt Point Meter Name	Receipt Point MDQ Mcf / Day

Mercury	5100016	Big 176 Gathering MM A Run	68,600
Mercury	5100042	Big 333/192 MM A Run	117,300*
Mercury	5100045	PNG 129 Gathering MM A Run	117,300
Mercury	5100069	PNG 103 MM A RUN UPGRADE	117,300
Mercury	5100070	PNG 103 MM B RUN UPGRADE	68,600
Mercury	5100115	Big 7 MM	68,600
Mercury	M5208892	Big 333/192 B Run	68,600*
Mercury	M5223136	BIG 176 Gathering MM B Run	117,300
Mercury	M5223466	PNG 129 Gathering MM B Run	117,300
Mercury	M5254143	BIG177 MM	117,300
Pandora	M5214491	CPT 11 MM	68,600
Pandora	M5214966	SMI 27 Gathering MM	117,300
Pandora	M5260005	WEU4 MM	117,300
Pandora	M5248857	SHR60 MM A RUN	68,600
Pandora	M5248860	SHR60 MM B RUN	68,600
Pluto	24491	RSM16	68,600
Pluto	24582	RSM110/112 Gathering Meter	68,600
Pluto	24595	RSM 118 Gathering MM	68,600
Pluto	24596	RSM 119 Gathering MM	68,600
Pluto	M5219740	RSM110/112 Gathering Meter	68,600
Pluto	M5234431	RSM 118 Gathering MM B Run	117,300
Saturn	24454	OXF 114, 115	19,600
Saturn	24455	OXF 121	19,600
Saturn	24456	OXF 43 and 44 MM	45,900
Saturn	24470	OXF 149/150/156 MM A Run	45,900
Saturn	24471	OXF 138 Interconnect	45,900
Saturn	24472	OXF 127 Interconnect	45,900
Saturn	24481	OX131/152/153Gathering MM	45,900
Saturn	24492	WEU 1&2 B Gathering Meter	45,900
Saturn	24556	OXF 16 MM	19,600
Saturn	24625	OXF 131/152/153 Gathering B Run	45,900
Saturn	5100020	PEN 15 Master Meter A Run	45,900
Saturn	5100048	PEN15 MM B RUN	45,900
Saturn	M5260002	PUL96 MM A RUN	45,900
Saturn	M5260004	PUL96 MM B RUN	45,900
Saturn	5100059	SMI 28 MM A Run	78,500
Saturn	5100061	SMI 28 MM B Run	45,900
Saturn	M5212896	WEU-8 Gathering MM	78,500
Saturn	M5214202	WEU 51 MM	78,500
Saturn	M5214970	WEU 6 Gathering MM A Run	45,900
Saturn	M5222001	OXF 149/150/156MM B Run	45,900
Saturn	M5223803	OXF 157-159 Gathering MM A Run	45,900
Saturn	M5223804	OXF 157-159 Gathering MM B Run	45,900
Saturn	M5225932	WEU 6 MM B Run	45,900
Saturn	M5228452	WEU 1-2-49 MM	45,900
Saturn	M5243558	OXF163 MM Gather	78,500
Saturn	M5243552	OXF122 MM Gather	78,500
Saturn	M5274207	PEN 54 - MM1	78,500
Saturn	M5274212	PEN 54 – MM2	78,500
*BIG333/192 Receipt Point Meters shall be assessed only the Fees set forth in the Gathering Agreement (and shall not bear any fees under any other agreement between the Parties) and shall deliver into WG-100
DELIVERY POINTS

System	Delivery Point Meter ID	Delivery Point Meter Name

Mercury	5100025	MarkWest Mobley 2 (High pressure)
Mercury	M5202956	Mercury to MarkWest B Run (High pressure)
Mercury	M5209276	Mercury to MW - 16" run 1 (Low pressure)
Mercury	M5209277	Mercury to MW - 16" run 2 (Low pressure)
Mercury	5100017	Mercury to 302 (Mobley bypass)
Mercury	M5224080	Mercury to H-515 (Mobley bypass)
Mercury	5100042/ M5208892	Mercury Big 333/192 MM A Run to WG-100*
Pluto	24490	Pluto to GSF-604
Saturn	24452	Pierce North to Equitrans Gathering
Saturn	24453	Leeson South to Equitrans Gathering
Saturn	24484	Saturn Discharge to WG100
Saturn	M5229563	Saturn Units 6 & 7 Discharge to WG100
Saturn	M5270331	Janus Discharge 8” USM
Pandora	M5236043	Pandora Discharge 8" USM

*BIG333/192 Receipt Point Meters shall also serve as Delivery Point Meters into WG-100

DRIP LIQUIDS DELIVERY POINT

System	Delivery Point Meter ID	Delivery Point Meter Name

Mercury	5100093	MarkWest Mobley (Logansport, West Virginia)
Saturn	M5206528	NGLs from Saturn to WG100
Saturn	M5229478	Saturn CS Liquids to WG100
Saturn	M5270332	Janus CS Liquids to WG100
Pandora	M5236148	Pandora Liquid Meter

EXHIBIT C

PARTIES’ ADDRESSES FOR NOTICE PURPOSES

Shipper:

NOTICES & CORRESPONDENCE	PAYMENTS BY ELECTRONIC FUNDS TRANSFER
EQT Energy, LLC 625 Liberty Avenue, Suite 1700 Pittsburgh, Pa 15222-3111 Attn: [***] Phone: [***] Fax: [***] Email address: [***]	Per invoice instructions Bank Name: [***] ABA/Routing Number: [***] Account Number: [***] Account Name: [***]
EQT Production Company 625 Liberty Avenue, Suite 1700 Pittsburgh, Pa 15222-3111 Attn: [***] Phone: [***] Fax: [***] Email address: [***]	INVOICES
EQT Energy, LLC 625 Liberty Avenue, Suite 1700 Pittsburgh, Pa 15222-3111 Attn: [***] Phone: [***] Fax: [***] Email address: [***]
Gatherer:

NOTICES & CORRESPONDENCE	PAYMENTS BY ELECTRONIC FUNDS TRANSFER
EQT Gathering, LLC 2200 Energy Dr Canonsburg, PA 15317 Attn: [***] Phone: [***] Fax: [***] Email: [***]	Per invoice instructions Bank Name: [***] ABA/Routing Number: [***] Account Number: [***] Account Name: [***]
INVOICES
Midstream Accounting EQT Gathering, LLC 2200 Energy Dr Canonsburg, PA 15317 Attn: [***] Phone: [***] Fax: [***] Email: [***]

EXHIBIT D-1

MERCURY SYSTEM

[***]

EXHIBIT F

SECTION III.A.1 – RECEIPT POINT INTERCONNECT DATA

System	Meter ID	Meter Name	GPS Coordinates		MAOP	Min DQ Mcf/Day	Max DQ Mcf/Day

Mercury	5100016	Big 176 Gathering MM A Run	-80.55179	39.55602	1,440	1,900	68,600
Mercury	5100042	Big 333/192 MM A Run	-80.58099	39.52385	1,440	3,200	117,300
Mercury	5100045	PNG 129 Gathering MM A Run	-80.64344	39.55349	1,440	3,200	117,300
Mercury	5100069	PNG 103 MM A RUN UPGRADE	-80.62447	39.56334	1,440	3,200	117,300
Mercury	5100070	PNG 103 MM B RUN UPGRADE	-80.62447	39.56334	1,440	1,900	68,600
Mercury	5100115	Big 7 MM	-80.61385	39.57679	1,440	1,900	68,600
Mercury	M5208892	Big 333/192 B Run	-80.58099	39.52385	1,440	1,900	68,600
Mercury	M5223136	BIG 176 Gathering MM B Run	-80.55179	39.55602	1,440	3,200	117,300
Mercury	M5223466	PNG 129 Gathering MM B Run	-80.64344	39.55349	1,440	3,200	117,300
Mercury	M5254143	BIG177 MM	-80.5842	39.58225	1,440	1,900	117,300
Pandora	M5214491	CPT 11 MM	-80.72431	39.38134	1,440	1,900	68,600
Pandora	M5214966	SMI 27 Gathering MM	-80.7027132	39.3813596	1,440	3,200	117,300
Pandora	M5248857	SHR60 MM A RUN	-80.8177	39.38813	1440	800	68,600
Pandora	M5248860	SHR60 MM B RUN	-80.8177	39.38813	1440	800	68,600
Pandora	M5260005	WEU4 MM	39.36664	-80.82072	1440	3,200	117,300
Pluto	24491	RSM16	-80.14147	39.32203	1,440	1,900	68,600
Pluto	24582	RSM110/112 Gathering Meter	-80.16256	39.31757	1,440	1,900	68,600
Pluto	24595	RSM 118 Gathering MM	-80.18918	39.29457	1,440	1,900	68,600
Pluto	24596	RSM 119 Gathering MM	-80.15786	39.29579	1,440	1,900	68,600
Pluto	M5219740	RSM110/112 Gathering Meter	-80.16256	39.31757	1,440	1,900	68,600
Pluto	M5234431	RSM 118 Gathering MM B Run	-80.1892	39.29487	1440	1,450	117,300
Saturn	24454	OXF 114, 115	-80.80857	39.14277	720	600	19,600
Saturn	24455	OXF 121	-80.8068	39.1359	720	600	19,600
Saturn	24456	OXF 43 and 44 MM	-80.81166	39.14533	720	1,200	45,900
Saturn	24470	OXF 149/150/156 MM A Run	-80.78491	39.21018	720	1,200	45,900
Saturn	24471	OXF 138 Interconnect	-80.78468	39.20905	720	1,200	45,900
Saturn	24472	OXF 127 Interconnect	-80.80583	39.19561	720	1,200	45,900
Saturn	24481	OX131/152/153Gathering MM	-80.79538	39.18596	720	1,200	45,900
Saturn	24492	WEU 1&2 B Gathering Meter	-80.7872	39.2635	720	1,200	45,900
Saturn	24556	OXF 16 MM	-80.77924	39.18906	720	600	19,600
Saturn	24625	OXF 131/152/153 Gathering B Run	-80.7952	39.18556	720	1,200	45,900
Saturn	5100020	PEN 15 Master Meter A Run	-80.936507	39.2502322	720	1,200	45,900
Saturn	5100048	PEN15 MM B RUN	-80.936507	39.2502322	720	1,200	45,900
Saturn	5100059	SMI 28 MM A Run	-80.74666	39.25743	720	2,100	78,500
Saturn	5100061	SMI 28 MM B Run	-80.74666	39.25743	720	1,200	45,900
Saturn	M5212896	WEU-8 Gathering MM	-80.80077	39.27448	720	2,100	78,500
Saturn	M5214202	WEU 51 MM	-80.76367	39.25619	720	2,100	78,500
Saturn	M5214970	WEU 6 Gathering MM A Run	-80.75645	39.29037	720	1,200	45,900
Saturn	M5222001	OXF 149/150/156MM B Run	-80.78491	39.21018	720	1,200	45,900
Saturn	M5223803	OXF 157-159 Gathering MM A Run	-80.76716	39.21132	720	1,200	45,900
Saturn	M5223804	OXF 157-159 Gathering MM B Run	-80.76716	39.21132	720	1,200	45,900
Saturn	M5225932	WEU 6 MM B Run	-80.75645	39.29037	720	1,200	45,900
Saturn	M5228452	WEU 1-2-49 MM	-80.7872	39.2635	720	1,200	45,900
Saturn	M5243558	OXF163 MM Gather	-80.8069	39.13586	720	1,650	78,500
Saturn	M5243552	OXF122 MM Gather	-80.8069	39.13586	720	1,650	78,500
Saturn	M5260002	PUL96 MM A RUN	-80.98591	39.21114	720	1,200	45,900
Saturn	M5260004	PUL96 MM B RUN	-80.98591	39.21114	720	1,200	45,900
Saturn	M5274207	PEN 54 - MM1	-80.92757	39.25374	720	2,100	78,500
Saturn	M5274212	PEN 54 – MM2	-80.92757	39.25374	720	2,100	78,500